Exhibit 10.1
HCIC Extension Agreement

HCIC Holdings, LLC
c/o John C. Stroh, II
701 Walsen
P.O. Box 1169
Walsenburg, CO 81089

December 17, 2009

By Hand Delivery or Overnight Delivery

To: Shareholders of the Huerfano-Cucharas Irrigation Company Under Agreement with HCIC Holdings, LLC

RE: Extension of Purchase Agreements

Reference is made to any and all purchase agreements (the “Agreements”) currently in effect between you and HCIC Holdings, LLC.  As noted in our other communications, the conditions required for HCIC Holdings, LLC to close pursuant to such Agreements have not yet been satisfied in full.  As consideration for the extension provided below, HCIC Holdings, LLC will continue coordination of and payment for certain engineering and other work associated with the development of assets of the Huerfano-Cucharas Irrigation Company.

By your signature below, please indicate your agreement to the following:

1.  The Agreements are hereby amended in their entirety to provide for an extension of the closing date (as defined in the Agreements) to February 1, 2010.

2.  Except as provided in this Letter Agreement, the Agreements shall remain unchanged.

This Letter Agreement may be executed in multiple counterparts which, when taken together, will be deemed to constitute one and the same instrument.

Respectfully,

HCIC HOLDINGS, LLC

By:  ________________________                By:    _____________________________
Fred Jones                                                             John McKowen
Manager                                                                Manager

Acknowledged and Agreed:
HUERFANO-CUCHARAS IRRIGATION COMPANY SHAREHOLDER

_____________________________                                                                                     _____________________________
Name:  _______________________                                                                                     Name:  _______________________

_____________________________
Name:  _______________________